UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  July 27, 2010
(Date of earliest event reported)

CHRISTOPHER & BANKS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-31390	06-1195422
(Commission file number)	(IRS Employer Identification No.)

2400 Xenium Lane North
Plymouth, Minnesota 55441
(Address of principal executive offices, including zip code)

(763) 551-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)  Approval of Amendments to the Amended and Restated Christopher & Banks Corporation 2006 Equity Incentive Plan for Non-Employee Directors

On July 27, 2010, at the 2010 Annual Meeting of Stockholders (the “Annual Meeting”) of Christopher & Banks Corporation (the “Company”), the Company’s stockholders approved certain amendments (the “Director Plan Amendments”) to the Amended and Restated Christopher & Banks Corporation 2006 Equity Incentive Plan for Non-Employee Directors (as amended and restated to reflect the Director Plan Amendments, the “2006 Directors Plan”).  The 2006 Directors Plan authorizes the Board of Directors (the “Board”) or one or more committees appointed by the Board to award non-qualified stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance share awards and performance unit awards to non-employee directors of the Company or any subsidiary of the Company.  The Director Plan Amendments:

•                  increased the number of shares authorized for issuance under the 2006 Directors Plan by 500,000 shares, from 625,000 to 1,125,000 shares;

•                  provided that, with respect to any awards other than stock options and stock appreciation rights that are granted after July 27, 2010, the number of shares available for awards will be reduced by 1.75 shares (rather than one share, as the 2006 Directors Plan previously provided) for each share covered by such award or to which such award relates;

•                  provided that for stock appreciation rights settled in shares upon exercise, the aggregate number of shares with respect to which the stock appreciation right is exercised, rather than the number of shares actually issued upon exercise, will be counted against the number of shares available for awards under the 2006 Directors Plan;

•                  deleted the net share counting provision which allowed shares that were used to pay the exercise price of an award to be available again for reissuance under the 2006 Directors Plan; and

•                  provided that the term of each stock option and stock appreciation right issued under the 2006 Directors Plan may not be longer than ten years.

A copy of the 2006 Directors Plan is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.  A more detailed description of the 2006 Directors Plan can be found in the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on June 14, 2010.

Approval of Amendments to the Amended and Restated Christopher & Banks Corporation 2005 Stock Incentive Plan

On July 27, 2010, at the Annual Meeting, the Company’s stockholders approved certain amendments (the “Stock Plan Amendments”) to the Amended and Restated Christopher & Banks Corporation 2005 Stock Incentive Plan (as amended and restated to reflect the Stock Plan Amendments, the “2005 Plan”).  The 2005 Plan authorizes the award of stock options, stock appreciation rights, restricted stock awards and restricted stock unit awards.  The Stock Plan Amendments:

•                  increased the number of shares authorized for issuance under the 2005 Plan by 2,000,000 shares, from 2,975,000 to 4,975,000 shares;

•                  increased the number of shares that may be issued under the 2005 Plan for awards of incentive stock options by 2,000,000 shares, from 2,975,000 to 4,975,000 shares;

•                  provided that, with respect to restricted stock and restricted stock unit awards granted after July 27, 2010, the number of shares available for awards will be reduced by 1.75 shares (rather than one share, as the 2005 Plan previously provided) for each share covered by such award or to which such award relates; and

•                  provided that for stock appreciation rights settled in shares upon exercise, the aggregate number of shares with respect to which the stock appreciation right is exercised, rather than the number of shares actually issued upon exercise, will be counted against the number of shares available for awards under the 2005 Plan.

A copy of the 2005 Plan is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.  A more detailed description of the 2005 Plan can be found in the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on June 14, 2010.

Item 5.03  Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year

(a)  At the Annual Meeting, the stockholders approved amendments to Article Fifth of the Company’s Restated Certificate of Incorporation to provide for the phased-in elimination of the classification of the Board and the phased-in annual election of directors, such that the directors elected at the Annual Meeting and thereafter are elected for one-year terms.  The amendments were effective as of July 27, 2010 and did not shorten the existing term of any director elected prior to the Annual Meeting.

In conjunction with the amendments to Article Fifth of the Company’s Restated Certificate of Incorporation, the Board approved amendments to Article II, Sections 3, 5 and 6 of the Company’s Third Amended and Restated By-Laws, effective as of July 27, 2010.  Article II, Section 3 was modified to provide that directors hold office until the annual meeting of stockholders next held after their election.  Article II, Section 5 was modified to provide that a director may only be removed by the affirmative vote of a majority of the stockholders of the Company.  Article II, Section 6 was modified to clarify that a director elected by the Board to fill a vacancy shall hold such office only until the next annual meeting of stockholders.

A copy of the amended Article Fifth of the Restated Certificate of Incorporation is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.  A copy of the amended Article II, Sections 3, 5 and 6 of the Third Amended and Restated By-Laws is attached as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07  Submission of Matters to a Vote of Security Holders

(a)  The Company held its 2010 Annual Meeting of Stockholders on July 27, 2010.

(b)  The items voted on and the results of the voting at the meeting were as follows:

1.               The stockholders approved an amendment to the Company’s Restated Certificate of Incorporation to provide for the annual election of all directors beginning with the Annual Meeting:

Shares For	Shares Against	Abstain	Broker Non-Vote
33,643,301	49,341	8,481	Not Applicable

2.               The stockholders elected each of the three director nominees for a one-year term as follows:

	Shares For	Shares Against	Broker Non-Vote
Robert Ezrilov	31,782,030	106,009	1,813,084
Anne Jones	25,665,522	6,222,517	1,813,084
Paul Snyder	31,139,574	748,465	1,813,084

3.               The stockholders approved amendments to the Amended and Restated Christopher & Banks Corporation 2006 Equity Incentive Plan for Non-Employee Directors, including an increase in the number of shares authorized for issuance under the plan from 625,000 to 1,125,000:

Shares For	Shares Against	Abstain	Broker Non-Vote
29,932,340	1,953,396	2,303	1,813,084

4.               The stockholders approved amendments to the Amended and Restated Christopher & Banks Corporation 2005 Stock Incentive Plan, including an increase in the number of shares authorized for issuance under the plan from 2,975,000 to 4,975,000:

Shares For	Shares Against	Abstain	Broker Non-Vote
19,377,168	12,508,599	2,272	1,813,084

5.               The stockholders ratified the selection of PricewaterhouseCoopers LLC as the Company’s independent registered public accounting firm for the fiscal year ending February 26, 2011:

Shares For	Shares Against	Abstain	Broker Non-Vote
33,548,040	142,215	10,868	Not Applicable

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits.

3.1	Text of Amended Article Fifth of Restated Certificate of Incorporation of Christopher & Banks Corporation (effective July 27, 2010)

3.2	Text of Amended Article II, Sections 3, 5 and 6 of the Third Amended and Restated By-Laws of Christopher & Banks Corporation (effective July 27, 2010)

10.1	Second Amended and Restated Christopher & Banks Corporation 2006 Equity Incentive Plan for Non-Employee Directors (effective July 27, 2010)

10.2	Second Amended and Restated Christopher & Banks Corporation 2005 Stock Incentive Plan (effective July 27, 2010)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHRISTOPHER & BANKS CORPORATION

By:	/s/ Michael J. Lyftogt
Michael J. Lyftogt
Vice President, Finance, Chief Accounting Officer and Interim Chief Financial Officer

Date: August 2, 2010

EXHIBIT INDEX

Exhibit Number	Description

3.1	Text of Amended Article Fifth of Restated Certificate of Incorporation of Christopher & Banks Corporation (effective July 27, 2010)

3.2	Text of Amended Article II, Sections 3, 5 and 6 of the Third Amended and Restated By-Laws of Christopher & Banks Corporation (effective July 27, 2010)

10.1	Second Amended and Restated Christopher & Banks Corporation 2006 Equity Incentive Plan for Non-Employee Directors (effective July 27, 2010)

10.2	Second Amended and Restated Christopher & Banks Corporation 2005 Stock Incentive Plan (effective July 27, 2010)